WITHOUT PREJUDICE AND SUBJECT TO CONTRACT

From:	GTT Communications Inc 7900 Tysons One Place Suite 1450 McLean, VA 22102 (the “Principal Seller”)	GTT Holdings Limited 125 Old Broad Street London, EC2N 1AR United Kingdom (“GTT Holdings”)

	Global Telecom and Technology Holdings Ireland Limited The Exchange, George’s Dock I.F.S.C. Dublin, 1 D01 P2V6 (“GTT Holdings Ireland”)	Hibernia NGS Limited The Exchange, George’s Dock, IFSC Dublin 1 D01 P2V6 (“NGS Limited”)

GTT Americas LLC 7900 Tysons One Place Suite 1450 McLean, VA 22102 ("GTT Americas" and, together with the Principal Seller, GTT Holdings, GTT Holdings Ireland and NGS Limited, the “Sellers”)

From:	Cube Telecom Europe Bidco Limited 6 Chesterfield Gardens, Mayfair London, W1J 5BQ United Kingdom (the “Buyer”)
February 15, 2021
Dear Madams/Sirs
Project Apollo – KPMG VDD Reports Deadline Extension Letter
1.We refer to (i) the share purchase agreement entered into between the Sellers and the Buyer dated 16 October 2020 as amended from time to time (the “SPA”); and (ii) the right of the Buyer to terminate the SPA under clause 5.1(h) if the KPMG VDD Reports have not been delivered to the Buyer prior to the KPMG VDD Reports Deadline (which, for the avoidance of doubt, was 31 January 2021). Unless otherwise defined herein, the capitalised terms used in this letter shall have the same meaning as is given to such terms in the SPA.
2.The parties acknowledge and agree that, as at the date hereof, complete volumes of the KPMG VDD Reports (the “Complete VDD Report”) have not been delivered to the Buyer and accordingly the Buyer has the right to terminate the SPA (the “Termination Right”).
3.The Buyer hereby acknowledges and agrees that it shall not exercise the Termination Right during the period commencing on the date hereof and expiring on the earlier of:
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WITHOUT PREJUDICE AND SUBJECT TO CONTRACT

(i)the delivery to the Buyer of the Complete VDD Report; and
(ii)the Extended KPMG VDD Reports Deadline (as defined below),
(the “Standstill Period”).
4.The parties acknowledge and agree that:
(i)the Buyer shall be entitled to exercise the Termination Right in the 21 Business Day period following the Extended KPMG VDD Reports Deadline (regardless of whether the Outstanding Volumes are delivered to the Buyer on or prior to the Extended KPMG VDD Reports Deadline);
(ii)subject to the Standstill Period, all of the Buyer’s rights under the SPA in relation to the KPMG VDD Reports are hereby reserved in full and nothing in this letter shall affect, waive and/or diminish any right or remedy available to the Buyer under the SPA;
(iii)without prejudice to the right of the Buyer to exercise the Termination Right pursuant to paragraph 4(i) above, references to “31 January 2021” in the definition of “KPMG VDD Reports Deadline” in clause 6.27 of the SPA shall be amended to refer to “8 March 2021” (the “Extended KPMG VDD Reports Deadline”) and such date shall be deemed to be the “KPMG VDD Reports Deadline” for all purposes under the SPA;
(iv)the time period during which the Buyer shall be entitled to exercise the termination rights under clauses 5.1(h) and 5.1(i) of the SPA (if applicable) shall be extended to twenty one (21) Business Days after the Extended KPMG VDD Reports Deadline and clause 5.1(iv) of the SPA shall be deemed amended accordingly; and
(v)notwithstanding any other provisions of the SPA and this letter (including paragraph 4(iv) above) the Buyer shall not be entitled to exercise its termination right pursuant to clause 5(i) of the SPA to the extent that clause 5(i) sub-paragraph (i) of the SPA applies to Volume 1(b) (FY 2020 Budget and Forecast) of the Complete VDD Report.
5.The provisions of the SPA shall, save as amended by this letter, continue in full force and effect.
6.This letter may be executed in any number of counterparts and execution by each of the parties of any one such counterpart will constitute execution of this letter.
7.The provisions of clauses 13 (Confidentiality), 19 (Assignment), 22 (Variations and Waivers), 23 (Severance), 24 (Remedies), 25 (Joint and Several Liability of Sellers), 26 (Entire Agreement), 28 (Third Party Rights), 29 (Notices), 32 (Counterparts), 33 (Governing Language) and 34 (Governing Law and Jurisdiction) of the SPA shall be incorporated into this letter as if set out in full in this letter.
In witness whereof the parties have executed this letter on the day and year first hereinbefore mentioned.

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WITHOUT PREJUDICE AND SUBJECT TO CONTRACT

EXECUTED AND DELIVERED AS A DEED on behalf of GTT Holdings Limited /s/ Brandon Nair Signature of witness Brandon Nair Name of witness	/s/ Donna Granato Signature of Director Donna Granato

GIVEN under the COMMON SEAL of HIBERNIA NGS LIMITED: [SEAL]	/s/ Donna Granato Signature of Director Donna Granato /s/ Donald MacNeil Signature of Director Donald MacNeil

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EXECUTED AND DELIVERED AS A DEED on behalf of GTT COMMUNICATIONS, INC. /s/ Brandon Nair Signature of witness Brandon Nair Name of witness	/s/ Donna Granato Signature of Director Donna Granato

GIVEN under the COMMON SEAL of GLOBAL TELECOM AND TECHNOLOGY HOLDINGS IRELAND LIMITED: [SEAL]	/s/ Donna Granato Signature of Director Donna Granato /s/ Donald MacNeil Signature of Director Donald MacNeil

EXECUTED AND DELIVERED AS A DEED on behalf of GTT AMERICAS LLC /s/ Brandon Nair Signature of witness Brandon Nair Name of witness	/s/ Donna Granato Signature of Director Donna Granato

EXECUTED AND DELIVERED AS A DEED on behalf of CUBE TELECOM EUROPE BIDCO LIMITED /s/ Mohamed El Gazzar Signature of Director Mohamed El Gazzar Name of Director	/s/ Enrico Del Prete Signature of Director Enrico Del Prete Name of Director